UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2007

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

526 South Church Street, Charlotte, North Carolina 28202-1904
(Address of Principal Executive Offices, including Zip code)

(704) 594-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2007, the Compensation Committee (“Committee”) of the Board of Directors of Duke Energy Corporation (the “Company”) took the actions described below.

Establishment of 2007 Performance Goals for Chief Executive Officer

The Committee established the performance objectives applicable to the 2007 tranche of the performance shares that were granted to Mr. Rogers on April 4, 2006.  The 2007 tranche covers 107,600 shares of the common stock of the Company and 53,800 shares of the common stock of Spectra Energy Corp.  All or a portion of the performance shares will vest as of December 31, 2007, depending on the extent to which the 2007 performance objectives are achieved.  The performance objectives are weighted 80% based on the Company’s ongoing earnings per share, with threshold and target performance levels of $1.05 and $1.15, respectively, and the remaining 20% is based on achievement of individual objectives, which consist of a combination of strategic and operational measures.  The performance shares are earned in full if target performance is achieved on an aggregate basis, such that Mr. Rogers can earn a full payout of his performance shares if his performance is above target with respect to either the earnings per share or individual component and below target on the other.  Mr. Rogers cannot receive more than 107,600 shares of the common stock of the Company and 53,800 shares of the common stock of Spectra Energy Corp even if aggregate performance exceeds target.  However, the performance shares are subject to up to a 5% reduction in the event that certain predetermined safety goals are not achieved.  The performance shares will be forfeited and will cease to be outstanding to the extent the 2007 performance objectives are not achieved.  The form of performance award agreement for Mr. Rogers was attached as Exhibit 10.2 to the Form 8-K that was filed on April 6, 2006.

Establishment of 2007 Long-Term Incentive Program

The Committee established the Company’s long-term incentive program for 2007 by granting phantom stock and performance share awards under the terms of the Duke Energy Corporation 2006 Long-Term Incentive Plan for Mr. Hauser and Dr. Shaw.  The form of phantom stock and performance share awards are attached as Exhibits 10.1 and 10.2, respectively.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

10.1         Form of Phantom Stock Award Agreement

10.2         Form of Performance Share Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 8, 2007	By:	/s/ Steven K. Young
	Name:	Steven K. Young
	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Phantom Stock Award Agreement
10.2	Form of Performance Share Award Agreement